SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2005


                          KNIGHT CAPITAL GROUP, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                        001-14223              22-3689303
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)


                525 Washington Boulevard, Jersey City, NJ 07310
               (Address of principal executive offices) (Zip Code)


                                 (201) 222-9400
              (Registrant's telephone number, including area code)


                           Knight Trading Group, Inc.
         -------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

The following information, including Exhibits 99.1, is furnished under Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On June 16, 2005, the Registrant issued a press release announcing that it has completed its acquisition of the business of Direct Trading Institutional LLC (successor-in-interest to Direct Trading Institutional, Inc.) ("Direct Trading"), a privately held firm providing direct access trading to institutional clients. The Registrant previously announced its agreement to purchase the business of Direct Trading on April 4, 2005.

The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

a.   Financial Statements
     Not required

b.   Pro forma Financial Information
     Not required

c.   Exhibits


Exhibit No.        Description

99.1 Press Release of Knight Capital Group, Inc. issued on June 16, 2005 regarding the completion of the acquisition of the business of Direct Trading Institutional LLC (successor-in-interest to Direct Trading Institutional, Inc.)




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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: June 16, 2005

                                       KNIGHT CAPITAL GROUP, INC.


                                       By:     /s/ Andrew M. Greenstein
                                               -------------------------------
                                       Name:   Andrew M. Greenstein
                                       Title:  Director, Associate General
                                               Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.         Description

99.1 Press Release of Knight Capital Group, Inc. issued on June 16, 2005 regarding the completion of the acquisition of the business of Direct Trading Institutional LLC (successor-in-interest to Direct Trading Institutional, Inc.)